  October 28, 2015

Summary
Prospectus

Victory CEMP Multi-Asset Growth Fund

(formerly Compass EMP Multi-Asset Growth Fund)

Class A  LTGAX

Class C  LTGCX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CompassEMPFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to CompassEMPFunds.com.

You may also obtain this information at no cost from your financial intermediary.

CompassEMPFunds.com
800-539-3863

Victory CEMP Multi-Asset Growth Fund Summary

Investment Objective

The Victory CEMP Multi-Asset Growth Fund's (the "Growth Fund" or the "Fund") objective is to achieve long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 45 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load)	NONE	1.00%[1]
(as a percentage of the lower of purchase or sale price)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[2]	0.60%	0.41%
Acquired Fund Fees and Expenses[3]	0.71%	0.71%
Total Annual Fund Operating Expenses[4]	1.56%	2.12%

1The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2Restated to reflect current contractual fees.

3Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.73% and 2.48% of the Fund's Class A and Class C shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees. From time to time, the Adviser may also voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under the contractual agreement in place with respect to the Fund.

Victory CEMP Multi-Asset Growth Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,039	$1,376	$2,325
Class C (if you sell your shares at the end of the period.)	$315	$664	$1,139	$2,452

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$215	$664	$1,139	$2,452

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32.3% of the average value of its portfolio.

Victory CEMP Multi-Asset Growth Fund Summary (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of equities, fixed income securities and futures contracts (including commodity, currency and financial futures) across a broad range of global equities including, but not limited to, U.S., international and emerging markets stocks, including small, mid and large capitalization companies.

The Fund may invest directly in equity investments, but will typically do so indirectly through investment in a mix of affiliated underlying funds, including exchange traded funds ("ETFs"), ("Victory Funds") advised by the Fund's investment adviser, Victory Capital Management Inc. (the "Adviser"). The Fund may also invest in unaffiliated underlying funds if a Victory Fund in a particular asset class is not available. The Adviser will select the appropriate investment vehicle based on the strategy of the particular asset class within the investment portfolio.

To create the Fund's portfolio, the Adviser uses a proprietary, rules-based volatility weighted global asset allocation model that seeks to produce lower correlation and volatility with a similar or greater return over a full market cycle compared to traditional market indexes. The asset allocation model consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy. Because the Fund follows a rules-based asset allocation strategy, the performance of the Fund is not intended to track or correlate to the performance of any particular securities index.

The Adviser does not take into consideration the market capitalization of the equity securities in which the Fund invests in making investment decisions for the Fund and, therefore, the Fund may invest across a range of market capitalizations.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■    Conflict of Interest Risk. The Fund invests in affiliated underlying funds (the Victory Funds), unaffiliated underlying funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund's assets among the underlying funds. The Adviser will receive more revenue to the extent it selects a Victory Fund rather than an unaffiliated fund for inclusion in the Fund's portfolio. In addition, the Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds.

■  Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

■  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  Foreign Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

■  Futures Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

■  Liquidity Risks. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous

Victory CEMP Multi-Asset Growth Fund Summary (continued)

time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

■  Management Risk. The Adviser's asset selection methodology may produce incorrect judgments about the value a particular asset and may not produce the desired results.

■  Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

■  Sector Risk. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

■  Smaller Capitalization Stock Risk. The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

■  Underlying Funds Risk. An underlying fund in which the Fund invests may not achieve its investment objective. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory CEMP Multi-Asset Growth Fund Summary (continued)

Performance:

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class C shares of the Fund, including applicable maximum sales charges, compare to several broad-based securities indexes. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

The performance figures below reflect the historical performance of a series of Mutual Fund Series Trust, a separate registered investment company (the "Predecessor Fund"), which was reorganized into the Fund on March 29, 2013. The Fund's performance has not been restated to reflect any differences in the expenses of the Predecessor Fund. The Predecessor Fund commenced operations on December 31, 2008.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Best Quarter:  6/30/09  18.04%

Worst Quarter:  3/31/09  -10.21%

The year-to-date total return of the Fund's Class A shares as of September 30, 2015 was -6.93%

Victory CEMP Multi-Asset Growth Fund Summary (continued)

Average Annual Total Returns (For the periods ended 12/31/14)	1 Year	5 Years	Since Inception (12/31/2008)
Class A returns before taxes	-1.20%	3.92%	7.17%
Class A returns after taxes on distributions	-3.54%	1.71%	5.23%
Class A returns after taxes on distributions and sale of fund shares	-0.51%	2.21%	4.91%
Class C returns before taxes	4.03%	4.38%	7.38%
MSCI World Stock Index[1] reflects no deduction for fees, expenses or taxes	5.50%	10.81%	13.92%
S&P 500 Index[1] reflects no deduction for fees, expenses or taxes	13.69%	15.45%	17.22%
Barclay Hedge Fund Index reflects no deduction for fees, expenses or taxes	2.88%	5.34%	8.20%
Barclay Hedge Fund of Funds Index reflects no deduction for fees, expenses or taxes	2.81%	2.88%	4.07%
Growth Fund Blend Benchmark[2] reflects no deduction for fees, expenses or taxes	5.35%	7.17%	8.77%

1The Fund has selected the MSCI World Stock Index as a benchmark in place of the S&P 500 Index because the portfolio manager believes the MSCI World Stock Index is a better representation of the Fund's investable universe.

2The Growth Fund Blend Benchmark consists of the following: Fund inception to June 1, 2013 — 35% MSCI World Index, 62% Barclay Hedge Fund of Fund Index, 3% Citigroup 1 Mo. Treasury Bill Index. June 1, 2013 to present — 97% MSCI World Stock Index, 3% Citigroup 1 Mo. Treasury Bill Index.

Management of the Fund:

Investment Adviser:

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers:

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2008.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since 2012.

Victory CEMP Multi-Asset Growth Fund Summary (continued)

Purchase and Sale of Fund Shares:

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information:

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payment to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593

CEMP-MAG-SUMPRO (10/15)